UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 30, 2011

NATIONWIDE HEALTH PROPERTIES, INC.
(Exact name of registrant as specified in its charter)

Maryland	1-9028	95-3997619
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

610 Newport Center Drive, Suite 1150 Newport Beach, California	92660
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 718-4400

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On March 30, 2011, Nationwide Health Properties, Inc. (the “Company”) distributed a notice to the participants in its Dividend Reinvestment and Stock Purchase Plan (the “Plan”), announcing that the Plan has been suspended in accordance with its terms, effective March 31, 2011. This suspension will remain in effect until further notice. A copy of the Company’s notice to participants is filed herewith as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description
99.1	Notice to Plan Participants.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONWIDE HEALTH PROPERTIES, INC.

Date: March 30, 2011

By: /s/ Abdo H. Khoury
Name: Abdo H. Khoury
Title: Executive Vice President and Chief
Financial & Portfolio Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Notice to Plan Participants.